UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-3081
DREYFUS APPRECIATION FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/05

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
21	Report of Independent Registered
Public Accounting Firm
22	Important Tax Information
23	Information About the Review and Approval
of the Fund’s Investment Advisory Agreement
28	Board Members Information
30	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Appreciation Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Appreciation Fund, Inc., covering the 12-month period from January 1, 2005, through December 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund’s sub-investment adviser.

Stocks generally absorbed both good and bad news in 2005 to post modestly positive total returns. On the plus side, an expanding U.S. economy and low inflation helped support corporate earnings in most industry groups. Negative influences included rising short-term interest rates and escalating energy prices, which many analysts feared might erode corporate profits. In addition, hurricanes Katrina, Rita and Wilma disrupted economic activity along the Gulf Coast.

We expect the U.S. economy to continue its moderate expansion in 2006, fueled in part by a rebound in corporate capital spending and exports. The labor market likely will remain relatively strong while inflation should stay low, supporting consumers’ real incomes. Risks in the new year include the possible end of the boom in the housing market, where we believe prices are more likely to stall than plunge.

As always, we encourage you to speak with your financial consultant about how these and other market forces may affect your investments. Thank you for your continued confidence and support.

The Dreyfus Corporation January 17, 2006
2

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager

Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Appreciation Fund, Inc. perform relative to its benchmark?

For the 12-month period ended December 31, 2005, the fund produced a total return of 4.14% .1 For the same period, the total return of the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), was 4.91% .2

After lackluster performance for much of the year, stocks rallied modestly toward the end of 2005, when oil prices moderated and investors looked forward to the end of the interest-rate hikes of the Federal Reserve Board (the “Fed”).The fund’s return was roughly in line with its benchmark, as above-average returns among consumer-oriented companies were balanced by disappointments in the health care and financials sectors.

What is the fund’s investment approach?

The fund invests primarily in large, well-established multinational companies that we believe are solidly positioned to weather difficult economic climates and thrive in more favorable environments. We focus on purchasing blue-chip stocks at a price we consider to be justified by a company’s fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability,strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the fund in a manner particularly well-suited to long-term investors. Generally, we buy and sell relatively few stocks during the course of the year, helping to minimize investors’ tax liabilities and reduce trading costs.3

What other factors influenced the fund’s performance?

Despite steady economic growth and rising corporate earnings, returns from the U.S. stock market were limited during much of 2005 by investors’ concerns regarding rising interest rates and surging energy

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

prices.The Fed raised short-term interest rates at each of eight scheduled meetings during the year, driving the overnight federal funds rate from 2.25% to 4.25% . Contrary to historical norms, however, these moves did not cause longer-term bond yields to rise significantly, helping to contain corporate borrowing costs.While sharply higher energy costs threatened to erode profit margins of industrial companies that use oil and gas in their manufacturing processes, other market sectors — most notably energy and utilities — benefited from higher commodity prices.

Toward the end of the year, investors began to look forward to the possibility of an end to the Fed’s rate hikes, and market sentiment began to improve.Although the ensuing rally was relatively modest,it was led by large, well-established companies with track records of consistent earnings. However, as they have for the past several years, smaller, more speculative stocks generally posted higher returns for 2005 overall.

The fund received particularly strong contributions to its performance from consumer-oriented stocks. Among consumer staples companies, longtime holding Altria Group, the food and tobacco giant, gained substantial value as litigation concerns eased and investors looked forward to a corporate reorganization designed to unlock shareholder value. Pharmacy chain Walgreen and snack and beverage maker PepsiCo also fared well when business fundamentals improved in the growing economy.

In the consumer discretionary area, publisher McGraw-Hill Cos. enjoyed strong results in its Standard & Poor’s division, and luxury apparel company Christian Dior benefited from strong spending trends among affluent consumers.Similarly,mass merchandiser Target achieved improved results by focusing on higher-end mass merchandising consumers.

While the fund participated in the energy sector’s gains, its energy returns fell short of the benchmark. This was primarily due to our focus on integrated oil companies at a time in which smaller oil services companies fared even better.

The fund’s health care investments detracted from its returns. Large pharmaceutical companies, including fund holdings Pfizer and Merck &

4

Co., suffered from safety-related product issues, concerns regarding the effects of the new Medicare prescription drug benefit and anemic new product pipelines. Other disappointments included mortgage agency Fannie Mae, where accounting irregularities raised regulatory concerns.

In light of these issues, we reduced the fund’s positions in Merck and Pfizer, and we eliminated the fund’s holdings of Fannie Mae during the reporting period. Instead, we established new positions in payroll and benefits processor Automatic Data Processing, industrial gases manufacturer Praxair, global energy producer Total, health insurer UnitedHealth Group and organic grocer Whole Foods, all of which appear poised for growth in their niche markets.

What is the fund’s current strategy?

In the context of moderating economic and profit growth, investors are likely to reward companies for their ability to sustain organic growth, not just for improved balance sheets and reduced risk profiles.The high-quality multinationals that are the focus of our strategy have the resources to reinvest in their businesses and extend their established records of earnings and dividend increases. Over the last six years, these companies have seen their price/earnings multiples contract and their valuations relative to small- and midcap issues compress.These trends, which are typical early in an expansion, have persisted much longer than usual in the current cycle but are beginning to shift.The globally competitive industry leaders in the fund are positioned to benefit as financial conditions become more restrictive and a premium for quality returns to the market.

January 17, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
[3]	Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

FUND PERFORMANCE
† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Appreciation Fund, Inc. on 12/31/95 to a
$10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance, which does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Appreciation Fund, Inc. from July 1, 2005 to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2005

Expenses paid per $1,000 †	$ 4.72
Ending value (after expenses)	$1,034.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2005

Expenses paid per $1,000 †	$ 4.69
Ending value (after expenses)	$1,020.57

† Expenses are equal to the fund’s annualized expense ratio of .92%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS December 31, 2005
Common Stocks—98.6%	Shares	Value ($)

Apparel—1.1%
Christian Dior	550,000 [a]	48,855,554
Banking—1.1%
SunTrust Banks	650,000	47,294,000
Consumer Discretionary—7.0%
Home Depot	1,200,000	48,576,000
McDonald’s	1,225,000	41,307,000
McGraw-Hill Cos.	2,200,000	113,586,000
News, Cl. B	240,000 [a]	3,986,400
Target	1,240,000	68,162,800
Time Warner	807,500	14,082,800
Viacom, Cl. B	700,000 [b]	22,820,000
		312,521,000
Consumer Staples—18.5%
Anheuser-Busch Cos.	1,290,000	55,418,400
Coca-Cola	3,140,000	126,573,400
Colgate-Palmolive	870,000	47,719,500
Estee Lauder Cos., Cl. A	1,000,000	33,480,000
PepsiCo	2,100,000	124,068,000
Procter & Gamble	2,800,000	162,064,000
Sysco	750,000	23,287,500
Wal-Mart Stores	1,900,000	88,920,000
Walgreen	3,050,000	134,993,000
Whole Foods Market	400,000	30,956,000
		827,479,800
Energy—19.3%
BP, ADR	2,190,000	140,641,800
Chevron	2,600,000	147,602,000
ConocoPhillips	1,950,000	113,451,000
Exxon Mobil	5,302,598	297,846,930
Occidental Petroleum	500,000	39,940,000
Royal Dutch Shell, Cl. A, ADR	770,000	47,347,300
Total, ADR	575,000 [a]	72,680,000
		859,509,030
Financial—16.3%
American Express	1,600,000	82,336,000
American International Group	750,000	51,172,500
Ameriprise Financial	550,000	22,550,000

8

Common Stocks (continued)	Shares		Value ($)

Financial (continued)
Bank of America	1,940,000		89,531,000
Berkshire Hathaway, Cl. A	440	[b]	38,992,800
Citigroup	3,690,333		179,091,860
Freddie Mac	350,000		22,872,500
HSBC Holdings, ADR	800,000	[a]	64,376,000
JPMorgan Chase & Co.	2,255,000		89,500,950
Marsh & McLennan Cos.	520,000		16,515,200
Merrill Lynch & Co.	1,050,000		71,116,500
			728,055,310
Food, Beverage & Tobacco—9.0%
Altria Group	4,100,000		306,352,000
Nestle, ADR	1,250,000		93,379,334
			399,731,334
Health Care—9.5%
Abbott Laboratories	1,500,000		59,145,000
Eli Lilly & Co.	900,000	[a]	50,931,000
Johnson & Johnson	2,100,000		126,210,000
Merck & Co.	500,000		15,905,000
Pfizer	3,400,000		79,288,000
Roche Holding, ADR	600,000		45,004,562
UnitedHealth Group	750,000		46,605,000
			423,088,562
Industrial—7.0%
Emerson Electric	950,000		70,965,000
General Electric	5,600,000		196,280,000
United Parcel Service, Cl. B	600,000		45,090,000
			312,335,000
Information Technology—7.1%
Automatic Data Processing	700,000		32,123,000
Intel	7,650,000		190,944,000
Microsoft	3,670,000		95,970,500
			319,037,500
Materials—.7%
Praxair	600,000	[a]	31,776,000
Media/Entertainment—2.0%
News, Cl. A	5,796,708		90,138,809
Total Common Stocks
(cost $3,094,703,076)			4,399,821,899

The Fund 9

STATEMENT OF INVESTMENTS (continued)
	Principal
Short-Term Investments—1.1%	Amount ($)	Value ($)

U.S. Treasury Bills:
3.75%, 3/2/2006	47,381,000	47,086,290
3.20%, 3/23/2006	820,000	812,915
Total Short-Term Investments
(cost $47,901,634)		47,899,205

Investment of Cash Collateral
for Securities Loaned—1.9%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $87,272,792)	87,272,792 [c]	87,272,792

Total Investments (cost $3,229,877,502)	101.6%	4,534,993,896
Liabilities, Less Cash and Receivables	(1.6%)	(72,542,056)
Net Assets	100.0%	4,462,451,840

ADR—American Depository Receipts.
[a] All or a portion of these securities are on loan. At December 31, 2005, the total market value of the fund’s securities on loan is $84,102,411 and the total market value of the collateral held by the fund is $87,272,792.
[b] Non-income producing.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Energy	19.3	Consumer Discretionary	7.0
Consumer Staples	18.5	Industrial	7.0
Financial	16.3	Short-Term/Money
Health Care	9.5	Market Investments	3.0
Food, Beverage & Tobacco	9.0	Other	4.9
Information Technology	7.1		101.6

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES December 31, 2005
	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $84,102,411)—Note 1(c):
Unaffiliated issuers	3,142,604,710	4,447,721,104
Affiliated issuers	87,272,792	87,272,792
Cash		3,052,046
Receivable for investment securities sold		18,537,592
Receivable for shares of Common Stock subscribed		12,080,176
Dividends and interest receivable		7,034,500
Prepaid expenses		104,524
		4,575,802,734

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		2,397,773
Due to Fayez Sarofim & Co.		1,049,402
Liability for securities on loan—Note 1(c)		87,272,792
Payable for shares of Common Stock redeemed		21,688,263
Accrued expenses		942,664
		113,350,894

Net Assets ($)		4,462,451,840

Composition of Net Assets ($):
Paid-in capital		3,152,154,172
Accumulated undistributed investment income—net		710,161
Accumulated net realized gain (loss) on investments		4,469,826
Accumulated net unrealized appreciation (depreciation)
on investments and foreign cuurency transactions		1,305,117,681

Net Assets ($)		4,462,451,840

Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		112,273,409
Net Asset Value, offering and redemption price per share ($)		39.75

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS Year Ended December 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $1,044,091 foreign taxes withheld at source)	99,776,640
Interest	1,671,127
Income from securities lending	331,073
Total Income	101,778,840
Expenses:
Investment advisory fee—Note 3(a)	12,491,675
Sub-Investment advisory fee—Note 3(a)	12,146,675
Shareholder servicing costs—Note 3(b)	15,665,234
Prospectus and shareholders’ reports	240,626
Custodian fees—Note 3(b)	230,086
Directors’ fees and expenses—Note 3(c)	109,790
Registration fees	107,759
Professional fees	85,532
Loan commitment fees—Note 2	31,243
Interest expense—Note 2	2,996
Miscellaneous	113,956
Total Expenses	41,225,572
Investment Income—Net	60,553,268

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	52,758,817
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	64,800,783
Net Realized and Unrealized Gain (Loss) on Investments	117,559,600
Net Increase in Net Assets Resulting from Operations	178,112,868

See notes to financial statements.
12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2005	2004

Operations ($):
Investment income—net	60,553,268	58,861,560
Net realized gain (loss) on investments	52,758,817	(19,038,589)
Net unrealized appreciation
(depreciation) on investments	64,800,783	193,679,447
Net Increase (Decrease) in Net Assets
Resulting from Operations	178,112,868	233,502,418

Dividends to Shareholders from ($):
Investment income—net	(60,699,561)	(58,753,473)

Capital Stock Transactions ($):
Net proceeds from shares sold	1,164,817,046	1,550,117,898
Dividends reinvested	54,850,697	52,752,382
Cost of shares redeemed	(1,294,791,878)	(1,339,496,487)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(75,124,135)	263,373,793
Total Increase (Decrease) in Net Assets	42,289,172	438,122,738

Net Assets ($):
Beginning of Period	4,420,162,668	3,982,039,930
End of Period	4,462,451,840	4,420,162,668
Undistributed investment income—net	710,161	868,488

Capital Share Transactions (Shares):
Shares sold	29,540,431	41,406,737
Shares issued for dividends reinvested	1,371,602	1,364,779
Shares redeemed	(32,897,466)	(35,740,833)
Net Increase (Decrease) in Shares Outstanding	(1,985,433)	7,030,683

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	38.69	37.14	31.20	38.02	42.93
Investment Operations:
Investment income—net [a]	.53	.52	.42	.31	.28
Net realized and unrealized
gain (loss) on investments	1.07	1.55	5.93	(6.81)	(4.88)
Total from Investment Operations	1.60	2.07	6.35	(6.50)	(4.60)
Distributions:
Dividends from investment
income—net	(.54)	(.52)	(.41)	(.30)	(.31)
Dividends from net realized
gain on investments	—	—	—	(.02)	—
Total Distributions	(.54)	(.52)	(.41)	(.32)	(.31)
Net asset value, end of period	39.75	38.69	37.14	31.20	38.02

Total Return (%)	4.14	5.57	20.39	(17.14)	(10.75)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.92	.95	.96	.97	.91
Ratio of net expenses
to average net assets	.92	.95	.96	.97	.91
Ratio of net investment income
to average net assets	1.35	1.40	1.28	.90	.72
Portfolio Turnover Rate	6.81	8.23	4.73	1.77	5.03

Net Assets, end of period
($ x 1,000)	4,462,452	4,420,163	3,982,040	3,128,482	3,394,522

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Fayez Sarofim & Co. (“Sarofim”) serves as the fund’s sub-investment adviser. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily avail-

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

able, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

16

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain other money market mutual funds managed by Dreyfus. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net real-

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

ized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $710,161, undistributed capital gains $4,469,826 and unrealized appreciation $1,305,117,681.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2005 and December 31, 2004, respectively, were as follows: ordinary income $60,699,561 and $58,753,473, respectively.

During the period ended December 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions, the fund decreased accumulated undistributed investment income-net by $12,034 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended December 31, 2005, was $74,500 with a related weighted average annualized interest rate of 4.02% .

18

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim are payable monthly, computed on the average daily value of the fund’s net assets at the following annual rates:

Average Net Assets	Dreyfus	Sarofim
0 up to $25 million	.44%	.11%
$25 million up to $75 million	.37%	.18%
$75 million up to $200 million	.33%	22%
$200 million up to $300 million	.29%	.26%
In excess of $300 million	.275%	.275%

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25% of the value of the fund’s average daily net assets.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2005, the fund was charged $11,199,250 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2005, the fund was charged $1,780,248 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2005, the fund was charged $230,086 pursuant to the custody agreement.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2005, the fund was charged $3,762 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $1,078,703, shareholder services plan fees $967,320, custodian fees $90,933, chief compliance officer fees $1,858 and transfer agency per account fees $258,959.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2005, amounted to $299,726,210 and $358,563,365, respectively.

At December 31, 2005, the cost of investments for federal income tax purposes was $3,229,877,502; accordingly, accumulated net unrealized appreciation on investments was $1,305,116,394, consisting of $1,397,733,158 gross unrealized appreciation and $92,616,764 gross unrealized depreciation.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Appreciation Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Appreciation Fund, Inc., including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2005 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Appreciation Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 7, 2006

The Fund 21

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2005 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2005, certain dividends paid by the fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $60,699,561 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns.

22

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on August 2 and 3, 2005, the Board considered the re-approval for an annual period of the fund’s Investment Advisory Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services, and the fund’s Sub-Investment Advisory Agreement (the “Sub-Advisory Agreement”) with Fayez Sarofim & Co. (“Sarofim & Co.”), pursuant to which Sarofim & Co. provides day-to-day management of the fund’s investments subject to the Manager’s oversight.The Board members, none of whom are “interested persons” of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Sarofim & Co.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of services provided to the fund by the Manager pursuant to the Investment Advisory Agreement, and by Sarofim & Co. pursuant to the Sub-Advisory Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the fund as well as the fund’s asset size.

The Board members also considered the Manager’s and Sarofim & Co.’s research and portfolio management capabilities and that the Manager also provides oversight of other day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’ S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Sarofim & Co.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee, and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper category averages, as applicable.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund.The Board members discussed the results of the comparisons for various periods ended June 30, 2005, and noted that the fund’s performance was higher than the comparison group and Lipper category averages for the 5- and 10-year periods, but was lower than the comparison group and Lipper category averages for the 1- and 3-year peri-ods.The Board members discussed with representatives of the Manager and Sarofim & Co. the reasons for the fund’s underperformance compared with the comparison group and Lipper category averages for the 1- and 3-year periods.The Board members noted that Sarofim & Co. are very experienced portfolio managers with an excellent long term track record, and expressed their confidence in the portfolio management team.The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the comparison group.The Board noted that the fund’s management fee was lower than the fund’s comparison group average, and that the fund’s total expense ratio was lower than the fund’s comparison group and Lipper category averages.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category, as the fund, or in the “Large-Cap Variable Insurance Products” category of Lipper (the “Similar Funds”), and by other accounts managed by the Manager, Sarofim & Co. or their respective affiliates with similar

24

investment objectives, policies and strategies as the fund (the “Adviser Accounts,” and, collectively with the Similar Funds, the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and Sarofim & Co., and discussed the relationship of the advisory fees paid in light of the Manager’s and Sarofim & Co.’s performance and the services provided; it was noted that the Similar Funds generally had higher, and the Adviser Accounts generally had lower, management fees than the fund. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager and Sarofim & Co. to evaluate the appropriateness and reasonableness of the fund’s advisory fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit, and the dollar amount of expenses allocated and profit received by Sarofim & Co.The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’ S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

economies of scale for the benefit of fund shareholders. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered potential benefits to the Manager and Sarofim & Co. from acting as investment adviser and sub-investment adviser, respectively, and reviewed the soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s and Sarofim & Co.’s profitability with respect to the fund as part of their evaluation of whether the fees under the Investment Advisory Agreement and Sub-Advisory Agreement bear a reasonable relationship to the mix of services provided by the Manager and Sarofim & Co., respectively, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager or Sarofim & Co. may have realized any economies of scale would be less.The Board noted that the fund’s total expense ratio is lower than that of its comparison group and significantly lower than that of the Lipper category average expense ratio. The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the Manager’s and Sarofim & Co.’s respective profitability percentages for managing the fund were not unreasonable given the fund’s overall performance and generally superior service levels provided. At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Investment Advisory Agreement and Sub-Advisory Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

26

• The Board concluded that the nature, extent and quality of the services provided by the Manager and the Sub-Adviser are adequate and appropriate.

• The Board was generally satisfied with the fund’s overall performance, but concluded that it was necessary to monitor the performance of the fund and its portfolio management team because of recent performance results.

• The Board concluded that the fees paid by the fund to the Manager and Sarofim & Co. were reasonable in light of comparative performance and expense and advisory fee information, costs of services provided and profits to be realized and benefits derived or to be derived by the Manager or Sarofim & Co. from its relationship with the fund.

• The Board determined that the economies of scale which may accrue to the Manager or Sarofim & Co. and their affiliates in connection with the management of the fund had been adequately considered by the Manager and Sarofim & Co. in connection with the advisory fee rates charged to the fund and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that approval of the fund’s Investment Advisory Agreement and Sub-Advisory Agreement was in the best interests of the fund and its shareholders.

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
Clifford L. Alexander, Jr. (72)
Board Member (1981)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 66
———————
Peggy C. Davis (62)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

28

Ernest Kafka (73)
Board Member (1981)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26
———————
Nathan Leventhal (62)
Board Member (1989)
Principal Occupation During Past 5 Years:
• A management consultant for various non-profit organizations (May 2004-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member

The Fund 29

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

30

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 31

NOTES

For More Information

Dreyfus Appreciation Fund, Inc.	Custodian
200 Park Avenue	Mellon Bank, N.A.
New York, NY 10166	One Mellon Bank Center
Investment Adviser	Pittsburgh, PA 15258
The Dreyfus Corporation	Transfer Agent &
200 Park Avenue	Dividend Disbursing Agent
New York, NY 10166	Dreyfus Transfer, Inc.
Sub-Investment Adviser	200 Park Avenue
New York, NY 10166
Fayez Sarofim & Co.
Two Houston Center	Distributor
Suite 2907	Dreyfus Service Corporation
Houston,TX 77010	200 Park Avenue
New York, NY 10166

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $28,875 in 2004 and $31,301 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,500 in 2004 and $4,725 in 2005.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2004 and $-0- in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,484 in 2004 and $4,459 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2004 and $-0- in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were less than $6,000 in 2004 and $6,070 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2004 and $-0- in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $592,101 in 2004 and $758,091 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	February 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	February 27, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	February 27, 2006

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)